Exhibit 99.1

AUTONATION, INC.
UNAUDITED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended December 31,		Year Ended December 31,

	2003	2002	2003	2002

Revenue:
New vehicle	$2,824.1	$2,726.9	$11,791.2	$11,694.8
Used vehicle	1,025.2	1,059.2	4,492.3	4,709.8
Parts and service	599.5	592.3	2,457.2	2,453.3
Finance and insurance	138.7	128.6	601.1	563.7
Other	8.3	11.5	39.3	56.9

Total revenue	4,595.8	4,518.5	19,381.1	19,478.5

Cost of sales:
New vehicle	2,622.9	2,511.8	10,938.9	10,784.9
Used vehicle	941.0	975.4	4,089.2	4,315.1
Parts and service	337.8	334.7	1,385.0	1,385.0
Other	1.0	1.8	5.2	7.0

Total cost of sales	3,902.7	3,823.7	16,418.3	16,492.0

Gross profit	693.1	694.8	2,962.8	2,986.5
Selling, general and administrative expenses	520.3	528.5	2,157.7	2,200.9
Depreciation	18.0	16.7	69.4	67.3
Amortization	0.3	0.5	1.6	2.4
Loan and lease underwriting income, net	(0.2)	(5.0)	(6.3)	(13.9)
Other losses (gains)	24.0	(1.1)	26.3	3.4

Operating income	130.7	155.2	714.1	726.4
Floorplan interest expense	(16.9)	(19.5)	(71.4)	(74.8)
Interest expense — IRS settlement	(1.2)	—	(12.1)	—
Other interest expense	(15.9)	(13.7)	(59.7)	(50.4)
Interest income	0.5	1.8	3.3	10.4
Other income	11.9	4.8	16.8	6.4

Income from continuing operations before income taxes	109.1	128.6	591.0	618.0
Provision for income taxes	30.1	49.2	212.4	236.4
Income tax benefit from IRS settlement	—	—	(127.5)	—

Net tax provision — continuing operations	30.1	49.2	84.9	236.4

Net income from continuing operations	79.0	79.4	506.1	381.6
Loss from discontinued operations, net of income taxes	—	—	(12.3)	—

Net income before cumulative effect of accounting change	79.0	79.4	493.8	381.6
Cumulative effect of accounting change, net of income taxes	—	—	(14.6)	—

Net income	$79.0	$79.4	$479.2	$381.6

Diluted earnings per share:
Continuing operations	$0.28	$0.26	$1.76	$1.19
Discontinued operations	—	—	(0.04)	—
Cumulative effect of accounting change	—	—	(0.05)	—

Net income	$0.28	$0.26	$1.67	$1.19

Weighted average common and common equivalent shares outstanding	282.2	309.4	287.0	321.5

Common shares outstanding	269.7	298.0	269.7	298.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

OPERATING HIGHLIGHTS	Three Months Ended December 31,				Year Ended December 31,

	2003	2002	$ Variance	% Variance	2003	2002	$ Variance	% Variance

Revenue:
New vehicle	$2,824.1	$2,726.9	$97.2	3.6	$11,791.2	$11,694.8	$96.4	0.8
Used vehicle	1,025.2	1,059.2	(34.0)	(3.2)	4,492.3	4,709.8	(217.5)	(4.6)
Parts and service	599.5	592.3	7.2	1.2	2,457.2	2,453.3	3.9	0.2
Finance and insurance	138.7	128.6	10.1	7.9	601.1	563.7	37.4	6.6
Other	8.3	11.5	(3.2)		39.3	56.9	(17.6)

	$4,595.8	$4,518.5	$77.3	1.7	$19,381.1	$19,478.5	$(97.4)	(0.5)

Gross profit:
New vehicle	$201.2	$215.1	$(13.9)	(6.5)	$852.3	$909.9	$(57.6)	(6.3)
Used vehicle	84.2	83.8	0.4	0.5	403.1	394.7	8.4	2.1
Parts and service	261.7	257.6	4.1	1.6	1,072.2	1,068.3	3.9	0.4
Finance and insurance	138.7	128.6	10.1	7.9	601.1	563.7	37.4	6.6
Other	7.3	9.7	(2.4)		34.1	49.9	(15.8)

	693.1	694.8	(1.7)	(0.2)	2,962.8	2,986.5	(23.7)	(0.8)
Selling, general and administrative expenses	520.3	528.5	8.2	1.6	2,157.7	2,200.9	43.2	2.0
Depreciation	18.0	16.7	(1.3)		69.4	67.3	(2.1)
Amortization	0.3	0.5	0.2		1.6	2.4	0.8
Loan and lease underwriting income, net	(0.2)	(5.0)	(4.8)		(6.3)	(13.9)	(7.6)
Other losses (gains)	24.0	(1.1)	(25.1)		26.3	3.4	(22.9)

Operating income	130.7	155.2	(24.5)	(15.8)	714.1	726.4	(12.3)	(1.7)
Floorplan interest expense	(16.9)	(19.5)	2.6	13.3	(71.4)	(74.8)	3.4	4.5
Interest expense — IRS settlement	(1.2)	—	(1.2)		(12.1)	—	(12.1)
Other interest expense	(15.9)	(13.7)	(2.2)	(16.1)	(59.7)	(50.4)	(9.3)	(18.5)
Interest income	0.5	1.8	(1.3)	(72.2)	3.3	10.4	(7.1)	(68.3)
Other income	11.9	4.8	7.1		16.8	6.4	10.4

Income from continuing operations before income taxes	$109.1	$128.6	$(19.5)	(15.2)	$591.0	$618.0	$(27.0)	(4.4)

Retail vehicle unit sales:
New	94,886	95,228	(342)	(0.4)	414,765	426,706	(11,941)	(2.8)
Used	54,618	55,375	(757)	(1.4)	244,926	247,365	(2,439)	(1.0)

	149,504	150,603	(1,099)	(0.7)	659,691	674,071	(14,380)	(2.1)

Revenue per vehicle retailed:
New	$29,763	$28,635	$1,128	3.9	$28,429	$27,407	$1,022	3.7
Used	$15,495	$15,543	$(48)	(0.3)	$15,131	$15,308	$(177)	(1.2)
Gross profit per vehicle retailed:
New	$2,120	$2,259	$(139)	(6.2)	$2,055	$2,132	$(77)	(3.6)
Used	$1,532	$1,578	$(46)	(2.9)	$1,638	$1,629	$9	0.6
Finance and insurance	$928	$854	$74	8.7	$911	$836	$75	9.0

	Three Months Ended		Year Ended
OPERATING PERCENTAGES	December 31,		December 31,

	% 2003	% 2002	% 2003	% 2002

Revenue mix percentages:
New vehicle	61.4	60.3	60.8	60.0
Used vehicle	22.3	23.4	23.2	24.2
Parts and service	13.0	13.1	12.7	12.6
Finance and insurance	3.0	2.8	3.1	2.9
Other	0.3	0.4	0.2	0.3

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.1	7.9	7.2	7.8
Used vehicle — retail	9.9	10.2	10.8	10.6
Parts and service	43.7	43.5	43.6	43.5
Total	15.1	15.4	15.3	15.3
Selling, general and administrative expenses	11.3	11.7	11.1	11.3
Operating income	2.8	3.4	3.7	3.7
Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	75.1	76.1	72.8	73.7
Operating income	18.9	22.3	24.1	24.3

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

	Three Months Ended		Year Ended
CASH FLOW INFORMATION	December 31,		December 31,

	2003	2002	2003	2002

Capital expenditures, excluding property operating lease buy-outs	$44.1	$63.5	$123.5	$163.4
Property operating lease buy-outs	$—	$8.8	$9.8	$19.8
Stock repurchases	$110.0	$190.9	$575.2	$389.9
Acquisitions	$1.0	$2.3	$49.1	$166.5
Proceeds from exercises of stock options	$14.8	$3.1	$116.7	$78.7

FLOORPLAN ASSISTANCE AND EXPENSE	Three Months Ended December 31,			Year Ended December 31,

	2003	2002	Variance	2003	2002	Variance

Floorplan assistance (included in cost of operations)	$27.8	$31.8	$(4.0)	$116.5	$127.9	$(11.4)
Floorplan interest expense	(16.9)	(19.5)	2.6	(71.4)	(74.8)	3.4

Net inventory carrying benefit	$10.9	$12.3	$(1.4)	$45.1	$53.1	$(8.0)

BALANCE SHEET AND OTHER HIGHLIGHTS

	December 31, 2003	December 31, 2002

Cash and cash equivalents	$170.8	$176.2
Inventory	$2,919.3	$2,598.4
Floorplan notes payable	$2,809.8	$2,302.5
Non-vehicle debt	$824.4	$651.3
Equity	$3,949.8	$3,910.2
New days supply (industry standard of selling days, including fleet)	71 days	63 days
Used days supply (trailing 30 days)	41 days	40 days

COMPARABLE BASIS RECONCILIATIONS	Net Income		Diluted Earnings Per Share

	Year Ended December 31,		Year Ended December 31,

	2003	2002	2003	2002

Net income, as reported	$479.2	$381.6	$1.67	$1.19
Discontinued operations	12.3	—	0.04	—
Cumulative effect of accounting change	14.6	—	0.05	—

Net income from continuing operations, as reported	506.1	381.6	1.76	1.19
Income tax benefit from IRS settlement	(127.5)	—	(0.44)	—

Net income, excluding income tax benefit from IRS Settlement	$378.6	$381.6	$1.32	$1.19

	Three Months Ended December 31, 2003

			Diluted Earnings
	Operating Income	Net Income	per Share

Reported earnings from continuing operations	$130.7	$79.0	$0.28
Gain from income tax adjustments	—	(10.3)	(0.04)
Gain on sale of non-core equity investment	—	(6.2)	(0.02)
Impairment loss on converted megastores	27.5	16.9	0.06

Adjusted earnings from continuing operations	$158.2	$79.4	$0.28

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

OPERATING HIGHLIGHTS		Three Months Ended December 31,				Year Ended December 31,

	2003	2002	$ Variance	% Variance	2003	2002	$ Variance	% Variance

Revenue:
New vehicle	$2,767.2	$2,696.5	$70.7	2.6	$11,541.9	$11,552.7	$(10.8)	(0.1)
Used vehicle	997.8	1,040.9	(43.1)	(4.1)	4,357.5	4,615.7	(258.2)	(5.6)
Parts and service	591.9	583.4	8.5	1.5	2,411.4	2,408.1	3.3	0.1
Finance and insurance	135.6	127.5	8.1	6.4	588.6	555.8	32.8	5.9
Other	5.7	8.9	(3.2)		24.0	37.4	(13.4)

	$4,498.2	$4,457.2	$41.0	0.9	$18,923.4	$19,169.7	$(246.3)	(1.3)

Gross profit:
New vehicle	$197.2	$213.1	$(15.9)	(7.5)	$835.9	$899.6	$(63.7)	(7.1)
Used vehicle	81.4	82.1	(0.7)	(0.9)	390.5	387.1	3.4	0.9
Parts and service	258.3	253.9	4.4	1.7	1,051.3	1,048.7	2.6	0.2
Finance and insurance	135.6	127.5	8.1	6.4	588.6	555.8	32.8	5.9
Other	5.4	7.5	(2.1)		21.6	33.4	(11.8)

	$677.9	$684.1	$(6.2)	(0.9)	$2,887.9	$2,924.6	$(36.7)	(1.3)

Retail vehicle unit sales:
New	93,143	94,078	(935)	(1.0)	406,467	421,151	(14,684)	(3.5)
Used	53,679	54,470	(791)	(1.5)	239,750	242,288	(2,538)	(1.0)

	146,822	148,548	(1,726)	(1.2)	646,217	663,439	(17,222)	(2.6)

Revenue per vehicle retailed:
New	$29,709	$28,662	$1,047	3.7	$28,396	$27,431	$965	3.5
Used	$15,500	$15,587	$(87)	(0.6)	$15,136	$15,361	$(225)	(1.5)
Gross profit per vehicle retailed:
New	$2,117	$2,265	$(148)	(6.5)	$2,057	$2,136	$(79)	(3.7)
Used	$1,535	$1,588	$(53)	(3.3)	$1,643	$1,641	$2	0.1
Finance and insurance	$924	$858	$66	7.7	$911	$838	$73	8.7

	Three Months Ended		Year Ended
OPERATING PERCENTAGES	December 31,		December 31,

	% 2003	% 2002	% 2003	% 2002

Revenue mix percentages:
New vehicle	61.5	60.5	61.0	60.3
Used vehicle	22.2	23.4	23.0	24.1
Parts and service	13.2	13.1	12.7	12.6
Finance and insurance	3.0	2.9	3.1	2.9
Other	0.1	0.1	0.2	0.1

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.1	7.9	7.2	7.8
Used vehicle — retail	9.9	10.2	10.9	10.7
Parts and service	43.6	43.5	43.6	43.5
Total	15.1	15.3	15.3	15.3

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